UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period :	August 1, 2016 — July 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Short Duration Income Fund

Annual report
7 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSDTX

Putnam
Short Duration
Income Fund

Annual report
7 | 31 | 17

Consider these risks before investing: Putnam Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

September 11, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and geopolitical risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Putnam Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

2 Short Duration Income Fund

A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Investors should be aware of the differences between Putnam Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund’s fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

Short Duration Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See below and pages 10–12 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Short Duration Income Fund

Mike is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Mike joined Putnam in 1997 and has been in the investment industry since 1989.

Joanne has an M.B.A. from Northeastern University D’Amore-McKim School of Business and a B.S. from Westfield State College. She joined Putnam in 1995 and has been in the investment industry since 1992.

In addition to Mike and Joanne, your portfolio is managed by Emily E. Shanks. Emily has a B.A. in Mathematics from Williams College. She joined Putnam in 2012 and has been in the investment industry since 1999.

How was the environment for the short-term bond market during the 12-month reporting period ended July 31, 2017?

JOANNE The period proved to be relatively eventful, with a number of factors contributing to a steady overall increase in short-term interest rates. These included completed changes to U.S. money market rules, the November presidential election in the United States, and three interest-rate increases by the Federal Reserve. Rates across the yield curve were stable during the first three months of the period, but the mostly unexpected election of Donald Trump moved investors to anticipate the potential effects of the new administration’s pro-growth policies, expected to result in increased borrowing and stronger inflation. This stimulated a move to riskier growth assets and a selloff of investment-grade bonds well in advance of the expected Fed rate increase that occurred in December 2016. [Rates increase as bond prices fall.] Before the election, short-term rates had already been under some pressure as Securities and Exchange Commission money market rule changes caused prime money market funds to hold higher levels of cash to meet redemptions — decreasing demand for short-term debt issued by companies

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Allocations are shown as a percentage of the fund’s net assets as of 7/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date and settlement-date transactions.

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/17. A bond rated BBB or higher (A-3/SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash and derivatives and may show a negative market value as a result of the timing of trade versus settlement date transactions. The fund itself has not been rated by an independent rating agency.

6 Short Duration Income Fund

and banks. The new rules caused over $1 trillion to shift from prime money market funds to less-restrictive government money market funds.

While the December 2016 rate increase by the Fed was only the second since 2006, it was soon followed with similar 25 basis point hikes in March and June of 2017. The global economy showed consistent strength throughout the period, and the Fed continued to lead central banks in other developed economies in its willingness to raise rates and also discuss reducing its holdings in bonds purchased to support lower rates during the period of quantitative easing. The London Interbank Offered Rate [LIBOR] also rose steadily over the period, with the three-month Libor rate breaking 1%.

During the second half of the period, longer-term rates, including the benchmark U.S. 10-year note, eased off their highs as short-term rates continued to increase, causing a general flattening of the yield curve. Volatility in short-term Treasuries was caused in part by the receipt of annual tax collections, which were higher this year due to a better economic backdrop. The higher level of tax payments reduced Treasury bill issuance a bit more than in the past. In July 2017, we started to see Treasury bill yields rise, and we believe this was related to the upcoming U.S. debt ceiling debate. Typically, yields have risen ahead of this autumn debate; however, this year yields rose more quickly, which may be due to the increased ownership of Treasury bills in government money market funds that are more sensitive to potential price moves and volatility.

How did the fund perform against this backdrop?

MIKE The fund returned 1.17% over the 12-month period, easily outperforming its benchmark. The more dramatic effect during the period on longer-term rates was evident in the -0.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which as a whole is reflective of longer-term bond prices and yields. The fund also met its goal of preserving capital as reflected by maintaining a stable net asset value [NAV], which was consistently at or above $10.04 for class A shares, ending the period at $10.06.

What strategies or factors contributed to the fund’s performance during the period?

MIKE For much of the period, higher-risk assets performed well, causing credit spread tightening in most sectors as the difference in yield between higher- and lower-quality bonds narrowed. On a sector basis, the primary contributors to relative returns were the portfolio’s allocations to the financials and auto sectors. The fund’s positioning in banking issues benefited from investors’ expectations that the new Trump administration would move to roll back some of the regulations spurred by the financial crisis. Auto sector debt performed well earlier in the period, and we reduced that exposure. This was prior to auto sales showing signs of weakening.

With money market rules diminishing demand for credit products, credit spreads widened early in the reporting period, and we were able to buy what we believe were attractively priced commercial paper maturing in three months or less. This strategy aided performance as credit spreads narrowed later in the period. The fund also benefited from our preference for floating-rate corporate notes, which composed a little less than half of the fund’s allocation. The continued increases in LIBOR increased the yields of floating-rate instruments, particularly once three-month LIBOR moved above 1% early in 2017.

Short Duration Income Fund 7

Were there any strategies that detracted from returns?

JOANNE On a relative basis, the primary detractor for performance was not owning U.S. Treasury bills. During the period, we preferred other short-dated credit securities that could benefit from spread tightening, and the fund’s credit-oriented holdings more than made up for lack of exposure to Treasuries, which are the basis of the fund’s benchmark.

Overall, detractors were more than offset by returns generated in commercial paper and longer-dated banking holdings within financials. Because the maturities of the fund holdings are so short, averaging less than a year, changes to the values of specific securities held in the fund have tended to be minimal.

How did you manage interest-rate risk in the fund during the period?

MIKE Entering the period, we were already limiting exposure to the longer end of short-duration securities in anticipation of money market activity, and this approach continued to benefit the fund throughout the period as short-end rates increased. The fund maintained an effective average maturity of less than one year and a very short effective duration, limiting exposure to interest-rate risk.

Did the fund’s allocations change during the reporting period as you adjusted the portfolio for a higher-rate environment?

JOANNE During the period, we decreased overall exposure to investment-grade corporate bonds and certificates of deposit in favor of commercial paper. Fixed-rate corporate bonds, even when purchased close to maturity, are generally more sensitive to rising rates, and during the period, as short-term rates rose and long-term rates fluctuated, commercial paper provided better opportunities, in our view.

What are your expectations for fixed-income markets in the coming months?

MIKE While Fed rate hikes during the reporting period were in line with our expectations, more recently, inflation, a key driver of Fed rate policy, has weakened, making the future pace of monetary tightening less certain, in our view. We believe that another rate increase this year is

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Short Duration Income Fund

not unlikely, but having indicated the intention of beginning to reduce its balance of bond holdings, the Fed may also use that option along with or in place of directly raising rates. In addition, upcoming changes to membership of the Federal Open Market Committee [FOMC] may influence the direction of rate policy.

In general, we are fairly positive to slightly neutral on prospects for the U.S. economy. Although we are late in the current growth cycle, this is a phase that can continue for some time, in our view. However, we believe that there are several potential headwinds, including geopolitical concerns and a slow start to the pro-growth policy promised by the Trump administration. In the meantime, a decent amount of liquidity continues to support the short-duration markets. We expect this dynamic may remain in place for the remainder of the year.

JOANNE We expect to continue to focus on opportunities in commercial paper. As short-term Treasury rates have risen, spreads have tightened across the short end of the curve. With some uncertainty over potential future Fed hikes, our focus is likely to remain on shorter purchases, generally inside of one year, of both commercial paper and short corporate bonds. Within sectors, there may be more opportunities outside of financials, which have had a strong run recently.

Thank you, Joanne and Mike, for your time today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Short Duration Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (10/17/11)	4.21%	0.71%	3.68%	0.72%	2.14%	0.71%	1.17%

Class B (10/17/11)	1.75	0.30	1.56	0.31	0.85	0.28	0.76

Class C (10/17/11)	1.74	0.30	1.56	0.31	0.85	0.28	0.76

Class M (10/17/11)	3.81	0.65	3.32	0.65	1.99	0.66	1.12

Class R (10/17/11)	1.84	0.32	1.66	0.33	0.95	0.31	0.86

Class R6 (7/2/12)	4.92	0.83	4.21	0.83	2.46	0.81	1.27

Class Y (10/17/11)	4.90	0.83	4.19	0.83	2.44	0.81	1.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of these share classes generally carry an initial sales charge or a contingent deferred sales charge. Performance for class R6 shares prior to its inception is derived from the historical performance of class Y shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

BofA Merrill Lynch
U.S. Treasury Bill	1.12%	0.19%	1.05%	0.21%	0.85%	0.28%	0.52%
Index

Index results should be compared with fund performance at net asset value.

10 Short Duration Income Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B, C, M, R, R6, and Y shares would have been valued at $10,175, $10,174, $10,381, $10,184, $10,492, and $10,490, respectively.

Fund price and distribution information For the 12-month period ended 7/31/17

Distributions	Class A	Class B	Class C	Class M	Class R	ClassR6	Class Y

Number	12	12	12	12	12	12	12

Income	$0.096433	$0.056419	$0.056417	$0.091424	$0.056414	$0.107424	$0.106442

Capital gains	—	—	—	—	—	—	—

Total	$0.096433	$0.056419	$0.056417	$0.091424	$0.056414	$0.107424	$0.106442

Share value at net asset value

7/31/16	$10.04	$10.02	$10.02	$10.03	$10.02	$10.05	$10.05

7/31/17	10.06	10.04	10.04	10.05	10.05	10.07	10.07

Current rate (end of period)

Current dividend rate[1]	1.22%	0.82%	0.82%	1.17%	0.82%	1.33%	1.32%

Current 30-day SEC yield
(with expense limitation)[2,3]	1.13	0.74	0.74	1.08	0.73	1.24	1.23

Current 30-day SEC yield
(without expense limitation)[3]	1.00	0.61	0.61	0.95	0.60	1.11	1.10

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For the period, the fund had an expense limitation, without which the yield would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Short Duration Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year

Class A (10/17/11)	4.00%	0.69%	3.62%	0.71%	1.97%	0.65%	1.14%

Class B (10/17/11)	1.68	0.29	1.60	0.32	0.78	0.26	0.73

Class C (10/17/11)	1.68	0.29	1.60	0.32	0.78	0.26	0.73

Class M (10/17/11)	3.71	0.64	3.26	0.64	1.92	0.64	1.19

Class R (10/17/11)	1.68	0.29	1.60	0.32	0.78	0.26	0.73

Class R6 (7/2/12)	4.81	0.83	4.25	0.84	2.39	0.79	1.24

Class Y (10/17/11)	4.69	0.81	4.13	0.81	2.27	0.75	1.24

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Net expenses for the fiscal year
ended 7/31/16*	0.40%	0.80%	0.80%	0.45%	0.80%	0.29%	0.30%

Total annual operating expenses for the
fiscal year ended 7/31/16	0.55%	0.95%	0.95%	0.60%	0.95%	0.44%	0.45%

Annualized expense ratio for the
six-month period ended 7/31/17†	0.40%	0.80%	0.80%	0.45%	0.80%	0.29%	0.30%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/17.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Short Duration Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/17 to 7/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$1.99	$3.98	$3.98	$2.24	$3.98	$1.44	$1.49

Ending value (after expenses)	$1,006.40	$1,004.40	$1,004.40	$1,006.20	$1,004.40	$1,006.90	$1,006.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/17, use the following calculation method. To find the value of your investment on 2/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$2.01	$4.01	$4.01	$2.26	$4.01	$1.45	$1.51

Ending value (after expenses)	$1,022.81	$1,020.83	$1,020.83	$1,022.56	$1,020.83	$1,023.36	$1,023.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short Duration Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class M shares are not subject to an initial sales charge or a CDSC. Exchange of your fund’s class M shares into another Putnam fund may involve an initial sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

14 Short Duration Income Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2017, Putnam employees had approximately $501,000,000 and the Trustees had approximately $88,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Short Duration Income Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Short Duration Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at

Short Duration Income Fund 17

the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 32 basis points expense limitation (reduced to 25 basis points effective September 1, 2016) until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least November 30, 2018. In addition, effective through at least November 30, 2018, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.24% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of

18 Short Duration Income Fund

Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information

Short Duration Income Fund 19

provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about the fund’s total return, and your fund’s performance relative to its benchmark, for the one-year, three-year and five-year periods ended December 31, 2016. Over each of those periods, your fund’s class A share net return was positive and exceeded the return of its benchmark. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees believed that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Short Duration Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Duration Income Fund 21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Short Duration Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Short Duration Income Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 11, 2017

22 Short Duration Income Fund

The fund’s portfolio 7/31/17

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (48.8%)*	rate (%)	date	amount	Value

Banking (29.5%)

ABN AMRO Bank NV 144A sr. unsec. FRN (Netherlands)	1.944	1/18/19	$60,050,000	$60,347,067

Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. FRN (Australia)	1.949	9/23/19	28,940,000	29,126,605

Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. unsub. FRN (Australia)	1.930	11/16/18	11,770,000	11,856,698

Australia & New Zealand Banking Group, Ltd. 144A
unsec. FRN (Australia)	1.678	8/19/20	18,350,000	18,370,754

Australia & New Zealand Banking Group, Ltd./New York,
NY sr. unsec. unsub. FRN	1.742	5/15/18	9,000,000	9,035,262

Bank of America Corp. sr. unsec. notes	5.750	12/1/17	11,050,000	11,202,192

Bank of America Corp. sr. unsec. notes Ser. GMTN	6.400	8/28/17	4,500,000	4,515,327

Bank of America Corp. sr. unsec. unsub. FRN	2.344	1/15/19	20,684,000	20,918,805

Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN	2.169	4/1/19	18,751,000	18,936,222

Bank of America Corp. sr. unsec. unsub. notes	2.000	1/11/18	9,290,000	9,308,116

Bank of Montreal sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.954	7/18/19	5,000,000	5,040,075

Bank of Montreal sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.828	12/12/19	11,650,000	11,716,149

Bank of Montreal sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.686	6/15/20	24,600,000	24,635,055

Bank of New York Mellon Corp. (The) sr. unsec.
FRN Ser. MTN	1.730	8/1/18	645,000	648,442

Bank of New York Mellon Corp. (The) sr.
unsec. unsub. FRN	1.552	5/22/18	7,715,000	7,738,446

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. FRN Ser. 1	1.663	3/6/18	4,062,000	4,071,075

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	2.134	1/15/19	5,000,000	5,036,095

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	1.902	6/14/19	10,000,000	10,066,010

Bank of Nova Scotia (The) sr. unsec. unsub.
FRN (Canada)	1.838	12/5/19	10,000,000	10,092,130

Bank of Nova Scotia (The) sr. unsec. unsub. FRN
Ser. BKNT (Canada)	1.694	7/14/20	14,000,000	14,003,836

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec.
unsub. FRN (Japan)	1.768	3/5/18	5,000,000	5,005,765

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec.
unsub. FRN (Japan)	1.529	9/8/17	5,000,000	5,000,575

Banque Federative du Credit Mutuel SA 144A sr. unsec.
unsub. FRN (France)	1.797	7/20/20	48,800,000	48,870,760

Barclays Bank PLC 144A unsec. sub. notes
(United Kingdom)	6.050	12/4/17	33,596,000	34,073,668

Barclays PLC sr. unsec. unsub. notes (United Kingdom)	2.000	3/16/18	19,900,000	19,919,104

BB&T Corp. sr. unsec. unsub. FRN Ser. MTN	2.019	1/15/20	11,657,000	11,762,286

BB&T Corp. sr. unsec. unsub. FRN Ser. MTN	1.830	2/1/19	10,813,000	10,892,822

BB&T Corp. sr. unsec. unsub. FRN Ser. MTN	1.816	6/15/20	13,945,000	14,037,483

Branch Banking & Trust Co. sr. unsec. FRN	1.754	1/15/20	10,000,000	10,032,190

Branch Banking & Trust Co. sr. unsec. unsub.
FRN Ser. MTN	1.700	5/1/19	16,250,000	16,315,211

Short Duration Income Fund 23

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (48.8%)* cont.	rate (%)	date	amount	Value

Banking cont.

Capital One Financial Corp. sr. unsec. unsub. notes	6.750	9/15/17	$7,480,000	$7,524,184

Capital One NA/Mclean VA sr. unsec. FRN	2.329	8/17/18	10,265,000	10,345,036

Capital One NA/Mclean VA sr. unsec. FRN	2.001	9/13/19	20,600,000	20,677,971

Capital One, NA sr. unsec. FRN Ser. BKNT	1.851	2/5/18	17,550,000	17,592,173

Citigroup, Inc. sr. unsec. FRN	2.624	10/26/20	13,445,000	13,735,143

Citigroup, Inc. sr. unsec. FRN	2.150	6/7/19	27,057,000	27,302,813

Citigroup, Inc. sr. unsec. FRN	2.094	1/10/20	15,000,000	15,122,460

Citigroup, Inc. sr. unsec. unsub. FRN	2.191	7/30/18	8,025,000	8,075,277

Citigroup, Inc. sr. unsec. unsub. notes	1.550	8/14/17	5,260,000	5,260,310

Citizens Bank NA/Providence RI sr. unsec. FRN	1.750	3/2/20	26,400,000	26,403,643

Citizens Bank NA/Providence RI sr. unsec.
FRN Ser. BKNT	1.768	5/26/20	34,951,000	34,967,497

Citizens Bank NA/Providence RI sr. unsec.
notes Ser. MTN	1.600	12/4/17	3,800,000	3,798,336

Commonwealth Bank of Australia 144A sr. unsec.
FRN (Australia)	1.819	11/7/19	16,027,000	16,131,159

Commonwealth Bank of Australia 144A sr. unsec.
FRN (Australia)	1.686	3/10/20	14,900,000	14,952,925

Commonwealth Bank of Australia 144A sr. unsec.
FRN (Australia)	1.489	9/8/17	8,007,000	8,009,242

Commonwealth Bank of Australia 144A sr. unsec.
unsub. FRN (Australia)	2.306	3/15/19	6,550,000	6,628,685

Commonwealth Bank of Australia 144A sr. unsec.
unsub. FRN (Australia)	1.636	3/12/18	10,000,000	10,019,250

Credit Agricole SA/London 144A sr. unsec. FRN
(United Kingdom)	2.104	4/15/19	11,290,000	11,384,497

Credit Agricole SA/London 144A sr. unsec. notes
(United Kingdom)	3.000	10/1/17	6,000,000	6,013,056

Credit Suisse AG/New York NY unsec. sub. notes	6.000	2/15/18	19,368,000	19,799,848

Credit Suisse AG/New York, NY sr. unsec. FRN	2.001	1/29/18	21,307,000	21,373,414

Credit Suisse AG/New York, NY sr. unsec. FRN	1.997	4/27/18	10,600,000	10,640,036

Credit Suisse AG/New York, NY sr. unsec. notes	1.750	1/29/18	5,800,000	5,804,814

Danske Bank A/S 144A sr. unsec. FRN (Denmark)	1.803	9/6/19	36,453,000	36,665,120

Danske Bank A/S 144A sr. unsec. FRN (Denmark)	1.720	3/2/20	23,000,000	23,060,444

Fifth Third Bancorp unsec. sub. notes	4.500	6/1/18	5,730,000	5,858,639

Fifth Third Bank/Cincinnati, OH sr. unsec. FRN	1.883	9/27/19	10,565,000	10,624,819

Firth Third Bank/Cincinnati, OH sr. unsec. FRN Ser. MTN	2.082	8/20/18	12,500,000	12,585,050

HBOS PLC unsec. sub. FRN Ser. EMTN (United Kingdom)	1.923	9/6/17	8,830,000	8,825,585

HBOS PLC 144A unsec. sub. notes Ser. GMTN
(United Kingdom)	6.750	5/21/18	8,445,000	8,757,009

HSBC USA, Inc. sr. unsec. unsub. FRN	2.176	9/24/18	23,490,000	23,666,598

HSBC USA, Inc. sr. unsec. unsub. FRN	1.949	8/7/18	13,250,000	13,298,416

HSBC USA, Inc. sr. unsec. unsub. FRN	1.792	11/13/19	8,100,000	8,109,226

Huntington National Bank (The) sr. unsec. FRN	1.738	3/10/20	21,600,000	21,709,490

Huntington National Bank (The) sr. unsec. notes	1.700	2/26/18	21,860,000	21,870,558

ING Bank NV 144A sr. unsec. FRN (Netherlands)	2.417	3/22/19	3,530,000	3,578,110

ING Bank NV 144A sr. unsec. FRN (Netherlands)	2.149	8/17/20	3,850,000	3,915,835

ING Bank NV 144A sr. unsec. FRN (Netherlands)	1.959	8/17/18	7,400,000	7,446,413

ING Bank NV 144A sr. unsec. unsub. FRN (Netherlands)	1.989	10/1/19	14,455,000	14,540,704

ING Bank NV 144A unsec. FRN (Netherlands)	1.800	3/16/18	20,050,000	20,089,478

24 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (48.8%)* cont.	rate (%)	date	amount	Value

Banking cont.

JPMorgan Chase & Co. sr. unsec. FRN Ser. MTN	1.712	3/1/18	$5,000,000	$5,010,595

JPMorgan Chase & Co. sr. unsec. unsub. FRN	2.516	10/29/20	12,452,000	12,733,228

JPMorgan Chase & Co. sr. unsec. unsub. FRN	2.268	1/23/20	23,528,000	23,911,318

JPMorgan Chase & Co. sr. unsec. unsub. FRN	2.214	1/25/18	11,033,000	11,075,764

JPMorgan Chase & Co. sr. unsec. unsub. FRN	1.864	4/25/18	7,000,000	7,022,582

JPMorgan Chase & Co. sr. unsec. unsub. FRN Ser. 1	1.944	1/28/19	10,665,000	10,730,376

KeyBank NA/Cleveland OH sr. unsec. unsub.
notes Ser. BKNT	1.650	2/1/18	29,637,000	29,655,405

KeyCorp sr. unsec. unsub. notes Ser. MTN	2.300	12/13/18	8,370,000	8,426,523

Manufacturers & Traders Trust Co. unsec. sub. notes	6.625	12/4/17	8,960,000	9,108,019

Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN (Japan)	2.497	10/20/18	4,334,000	4,377,812

Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN (Japan)	1.936	3/26/18	16,000,000	16,042,528

Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN (Japan)	1.746	9/25/17	24,559,000	24,571,574

National Australia Bank, Ltd. 144A sr. unsec.
FRN (Australia)	1.911	12/9/19	2,600,000	2,617,571

National Australia Bank, Ltd. 144A sr. unsec.
FRN (Australia)	1.894	1/10/20	17,750,000	17,843,880

National Australia Bank, Ltd. 144A sr. unsec.
FRN (Australia)	1.682	5/22/20	19,700,000	19,747,556

National Australia Bank, Ltd. 144A sr. unsec. unsub.
FRN (Australia)	2.084	1/14/19	25,770,000	25,972,269

National Bank of Canada company guaranty sr. unsec.
FRN Ser. MTN (Canada)	1.904	1/17/20	19,750,000	19,861,015

National Bank of Canada company guaranty sr. unsec.
FRN Ser. MTN (Canada)	1.788	6/12/20	14,750,000	14,773,541

National Bank of Canada sr. unsec. FRN
Ser. BKNT (Canada)	2.082	12/14/18	5,070,000	5,116,700

Nordea Bank AB 144A sr. unsec. FRN (Sweden)	1.672	5/29/20	24,200,000	24,306,069

Nordea Bank AB 144A sr. unsec. unsub. FRN (Sweden)	2.107	9/17/18	15,800,000	15,934,411

Northern Trust Co. (The) unsec. sub. notes Ser. MTN	5.850	11/9/17	10,800,000	10,928,876

PNC Bank NA sr. unsec. FRN	1.620	12/7/18	11,400,000	11,447,196

PNC Bank NA sr. unsec. FRN Ser. BKNT	1.538	5/19/20	9,650,000	9,677,889

PNC Bank NA sr. unsec. FRN Ser. MTN	1.622	6/1/18	5,500,000	5,517,375

PNC Financial Services Group, Inc. (The) sr.
unsec. unsub. FRN	1.429	8/7/18	10,000,000	9,998,740

Rabobank Nederland NV/NY sr. unsec. FRN
Ser. BKNT (Netherlands)	1.822	8/9/19	47,300,000	47,556,792

Royal Bank of Canada sr. unsec. FRN
Ser. GMTN (Canada)	1.590	3/2/20	20,000,000	20,030,020

Royal Bank of Canada sr. unsec. unsub. FRN (Canada)	1.928	12/10/18	12,000,000	12,082,884

Royal Bank of Canada sr. unsec. unsub. FRN
Ser. GMTN (Canada)	1.791	7/29/19	10,175,000	10,223,514

Santander Holdings USA, Inc. sr. unsec. unsub. FRN	2.642	11/24/17	22,271,000	22,341,933

Santander UK PLC sr. unsec. unsub. FRN
(United Kingdom)	1.705	9/29/17	15,025,000	15,031,265

Santander UK PLC sr. unsec. unsub. FRN Ser. GMTN
(United Kingdom)	2.042	8/24/18	12,800,000	12,878,758

Short Duration Income Fund 25

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (48.8%)* cont.	rate (%)	date	amount	Value

Banking cont.

Skandinaviska Enskilda Banken AB 144A sr. unsec.
FRN (Sweden)	1.806	9/13/19	$28,650,000	$28,797,949

Societe Generale SA company guaranty sr. unsec.
notes (France)	2.750	10/12/17	12,458,000	12,491,537

Societe Generale SA company guaranty sr. unsec.
unsub. FRN (France)	2.379	10/1/18	14,625,000	14,762,621

Standard Chartered Bank 144A unsec. sub. notes
(United Kingdom)	6.400	9/26/17	9,105,000	9,165,976

Standard Chartered PLC 144A sr. unsec. FRN
(United Kingdom)	2.308	8/19/19	16,945,000	17,099,301

Standard Chartered PLC 144A sr. unsec. unsub. notes
(United Kingdom)	1.500	9/8/17	19,400,000	19,397,265

State Street Corp. jr. unsec. sub. notes	4.956	3/15/18	33,750,000	34,429,624

State Street Corp. sr. unsec. unsub. notes	1.350	5/15/18	16,000,000	15,984,512

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRB (Japan)	1.884	1/16/18	6,600,000	6,613,794

Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. unsub. FRN Ser. GMTN (Japan)	2.053	7/23/18	12,900,000	12,965,055

Sumitomo Mitsui Banking Corp. 144A company
guaranty sr. unsec. FRN (Japan)	1.976	10/19/18	11,400,000	11,457,980

SunTrust Bank/Atlanta, GA sr. unsec. FRN	1.841	1/31/20	28,550,000	28,733,405

SunTrust Bank/GA unsec. sub. notes Ser. BKNT	7.250	3/15/18	1,400,000	1,447,935

SunTrust Banks, Inc. sr. unsec. notes	6.000	9/11/17	2,100,000	2,110,063

Svenska Handelsbanken AB company guaranty sr.
unsec. FRN Ser. BKNT (Sweden)	1.713	9/6/19	5,000,000	5,022,480

Toronto-Dominion Bank (The) sr. unsec. FRN
Ser. GMTN (Canada)	1.853	7/23/18	10,000,000	10,043,150

Toronto-Dominion Bank (The) sr. unsec. unsub.
FRN (Canada)	1.832	8/13/19	6,000,000	6,039,930

Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.731	11/5/19	2,500,000	2,515,115

Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.724	1/18/19	4,950,000	4,970,181

Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN (Canada)	1.536	3/13/18	10,000,000	10,013,380

Toronto-Dominion Bank (The) sr. unsec. unsub. notes
Ser. MTN (Canada)	1.625	3/13/18	9,800,000	9,811,231

U.S. Bancorp sr. unsec. unsub. FRN Ser. MTN	1.672	11/15/18	16,700,000	16,783,550

U.S. Bank, NA/Cincinnati, OH sr. unsec. FRN Ser. BKNT	1.794	10/28/19	19,400,000	19,545,985

U.S. Bank, NA/Cincinnati, OH sr. unsec. FRN Ser. BKNT	1.428	9/11/17	10,188,000	10,188,805

U.S. Bank, NA/Cincinnati, OH sr. unsec. FRN	1.633	1/24/20	9,900,000	9,934,818

UBS AG/Stamford CT sr. unsec. unsub. FRN	2.052	6/1/20	9,400,000	9,470,885

UBS AG/Stamford, CT sr. unsec. FRN Ser. GMTN	1.822	8/14/19	32,400,000	32,602,824

Wells Fargo & Co. sr. unsec. FRN	1.773	4/22/19	4,839,000	4,858,187

Wells Fargo & Co. sr. unsec. unsub. FRN	1.642	9/14/18	12,933,000	12,969,070

Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN	2.193	7/22/20	29,147,000	29,566,950

Wells Fargo & Co. sr. unsec. unsub. FRN Ser. N	1.991	1/30/20	19,753,000	19,938,678

Wells Fargo & Co. sr. unsec. unsub. notes Ser. MTN	2.230	12/7/20	2,472,000	2,515,023

Westpac Banking Corp. sr. unsec. unsub. FRN (Australia)	1.926	11/23/18	10,000,000	10,075,460

Westpac Banking Corp. sr. unsec. unsub. FRN (Australia)	1.738	8/19/19	12,950,000	13,022,883

26 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (48.8%)* cont.	rate (%)	date	amount	Value

Banking cont.

Westpac Banking Corp. sr. unsec. unsub. FRN (Australia)	1.653	3/6/20	$14,900,000	$14,907,420

Westpac Banking Corp. sr. unsec. unsub. FRN (Australia)	1.619	5/25/18	11,000,000	11,027,753

				2,006,572,241

Basic materials (0.2%)

E. I. du Pont de Nemours & Co. sr. unsec. unsub. FRN	1.700	5/1/20	11,725,000	11,828,520

				11,828,520

Capital goods (0.5%)

John Deere Capital Corp. sr. unsec. FRN Ser. MTN	1.466	12/15/17	10,000,000	10,005,880

John Deere Capital Corp. sr. unsec. unsub.
FRN Ser. MTN	1.594	1/16/18	6,000,000	6,007,614

John Deere Capital Corp. sr. unsec. unsub.
FRN Ser. MTN	1.589	10/9/19	10,000,000	10,025,000

Johnson Controls International PLC sr. unsec. notes	1.400	11/2/17	2,181,000	2,179,883

United Technologies Corp. sr. unsec. unsub. FRN	1.520	11/1/19	10,000,000	10,068,150

				38,286,527

Communication services (1.5%)

AT&T, Inc. sr. unsec. unsub. FRN	2.110	11/27/18	10,000,000	10,087,450

AT&T, Inc. sr. unsec. unsub. FRN	1.954	1/15/20	34,100,000	34,300,065

Deutsche Telekom International Finance BV 144A
company guaranty sr. unsec. FRN (Netherlands)	1.884	1/17/20	22,550,000	22,627,369

Deutsche Telekom International Finance BV 144A
company guaranty sr. unsec. unsub. FRN (Netherlands)	1.717	9/19/19	2,195,000	2,200,200

Verizon Communications, Inc. sr. unsec. unsub. FRN	2.992	9/14/18	8,850,000	9,012,309

Verizon Communications, Inc. sr. unsec. unsub. FRN	1.552	8/15/19	23,331,000	23,368,516

				101,595,909

Conglomerates (1.0%)

General Electric Capital Corp. company guaranty sr.
unsec. unsub. FRN Ser. MTN	1.449	8/7/18	4,062,000	4,067,654

General Electric Co. sr. unsec. FRN Ser. GMTN	1.924	1/9/20	15,149,000	15,323,941

Siemens Financieringsmaatschappij NV 144A company
guaranty sr. unsec. FRN (Netherlands)	1.590	3/16/20	24,750,000	24,834,076

Siemens Financieringsmaatschappij NV 144A company
guaranty sr. unsec. FRN (Netherlands)	1.556	9/13/19	15,000,000	15,031,500

Siemens Financieringsmaatschappij NV 144A company
guaranty sr. unsec. FRN (Netherlands)	1.469	5/25/18	10,000,000	10,018,860

				69,276,031

Consumer cyclicals (2.6%)

BMW US Capital, LLC 144A company guaranty
sr. unsec. FRN	1.656	9/13/19	5,800,000	5,834,336

BMW US Capital, LLC 144A company guaranty sr.
unsec. unsub. FRN	1.682	4/6/20	9,800,000	9,849,990

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	1.882	8/3/17	2,450,000	2,450,000

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	1.510	8/1/17	6,000,000	6,000,000

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN	1.421	11/5/18	4,730,000	4,731,074

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN	1.793	12/6/17	15,000,000	15,009,885

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN	1.739	9/8/17	5,950,000	5,951,696

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN Ser. 1	2.058	3/12/19	8,700,000	8,731,851

Short Duration Income Fund 27

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (48.8%)* cont.	rate (%)	date	amount	Value

Consumer cyclicals cont.

General Motors Financial Co., Inc. company guaranty
sr. unsec. FRN	2.569	10/4/19	$4,950,000	$5,010,855

General Motors Financial Co., Inc. company guaranty sr.
unsec. unsub. FRN	2.664	4/10/18	16,790,000	16,918,863

Moody’s Corp. sr. unsec. unsub. FRN	1.568	9/4/18	21,750,000	21,782,060

Nissan Motor Acceptance Corp. 144A sr. unsec. FRN	2.102	4/6/18	5,000,000	5,021,135

Nissan Motor Acceptance Corp. 144A sr. unsec. FRN	1.884	1/13/20	10,250,000	10,284,532

Nissan Motor Acceptance Corp. 144A sr. unsec. FRN	1.756	9/13/19	15,000,000	15,069,405

Nissan Motor Acceptance Corp. 144A sr. unsec. FRN	1.694	7/13/20	19,500,000	19,510,998

Toyota Motor Credit Corp. sr. unsec. unsub.
FRN Ser. MTN	1.744	10/18/19	8,500,000	8,561,370

Toyota Motor Credit Corp. sr. unsec. unsub.
FRN Ser. MTN	1.694	1/17/19	2,105,000	2,113,957

Walt Disney Co. (The) sr. unsec. unsub. FRN	1.624	1/8/19	15,000,000	15,061,845

				177,893,852

Consumer finance (1.6%)

American Express Co. sr. unsec. unsub. FRN	1.762	5/22/18	7,860,000	7,882,810

American Express Credit Corp. sr. unsec. FRN Ser. MTN	1.502	5/3/19	6,835,000	6,851,725

American Express Credit Corp. sr. unsec. unsub. FRN	1.817	3/18/19	10,921,000	10,994,193

American Express Credit Corp. sr. unsec. unsub.
FRN Ser. MTN	1.881	10/30/19	5,000,000	5,028,285

American Honda Finance Corp. sr. unsec. unsub.
FRN Ser. MTN	1.764	7/13/18	7,000,000	7,024,689

American Honda Finance Corp. sr. unsec. unsub.
FRN Ser. MTN	1.538	12/11/17	15,000,000	15,013,200

American Honda Finance Corp. sr. unsec. unsub.
FRN Ser. MTN	1.522	2/14/20	14,700,000	14,743,733

Synchrony Financial sr. unsec. unsub. FRN	2.712	11/9/17	16,192,000	16,238,422

Synchrony Financial sr. unsec. unsub. notes	1.875	8/15/17	26,035,000	26,036,614

				109,813,671

Consumer staples (1.0%)

BAT International Finance PLC 144A company guaranty
sr. unsec. FRN (United Kingdom)	1.756	6/15/18	6,000,000	6,007,320

Molson Coors Brewing Co. company guaranty sr. unsec.
unsub. notes	1.450	7/15/19	10,340,000	10,248,429

Mondelez International Holdings Netherlands BV 144A
company guaranty sr. unsec. unsub. FRN (Netherlands)	1.924	10/28/19	28,600,000	28,733,591

PepsiCo, Inc. sr. unsec. unsub. FRN	1.762	2/22/19	4,230,000	4,264,627

PepsiCo, Inc. sr. unsec. unsub. FRN	1.654	10/13/17	10,510,000	10,518,576

Tyson Foods, Inc. sr. unsec. sub. FRN	1.649	5/30/19	5,900,000	5,913,718

				65,686,261

Energy (1.4%)

BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN (United Kingdom)	1.725	5/10/19	2,000,000	2,009,080

BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN (United Kingdom)	1.695	5/10/18	18,800,000	18,859,051

BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN (United Kingdom)	1.607	2/13/18	1,715,000	1,718,540

BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN (United Kingdom)	1.532	8/14/18	15,000,000	15,040,185

28 Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (48.8%)* cont.	rate (%)	date	amount	Value

Energy cont.

Chevron Corp. sr. unsec. FRN	1.592	11/15/19	$9,800,000	$9,878,037

Chevron Corp. sr. unsec. FRN	1.428	3/3/20	24,950,000	25,034,082

Exxon Mobil Corp. sr. unsec. unsub. notes	1.439	3/1/18	9,000,000	9,008,775

Halliburton Co. sr. unsec. unsub. notes	2.000	8/1/18	6,680,000	6,690,695

Total Capital International SA company guaranty sr.
unsec. unsub. FRN (France)	1.617	6/19/19	4,525,000	4,550,191

				92,788,636

Financial (1.4%)

Berkshire Hathaway Finance Corp. company guaranty
sr. unsec. unsub. FRN	1.770	3/7/18	10,000,000	10,036,950

Berkshire Hathaway Finance Corp. company guaranty
sr. unsec. unsub. FRN	1.624	1/10/20	19,750,000	19,868,895

Berkshire Hathaway Finance Corp. company guaranty
sr. unsec. unsub. FRN	1.604	1/12/18	10,000,000	10,014,960

Macquarie Bank, Ltd. 144A sr. unsec. unsub.
FRN (Australia)	1.947	10/27/17	14,535,000	14,553,096

Macquarie Group Ltd. 144A sr. unsec. notes (Australia)	4.875	8/10/17	11,360,000	11,367,304

UBS AG/London 144A sr. unsec. FRN (United Kingdom)	1.799	6/8/20	19,800,000	19,892,783

UBS Group Funding Jersey, Ltd. 144A company
guaranty sr. unsec. FRN (Switzerland)	2.736	9/24/20	9,700,000	9,910,248

				95,644,236

Health care (1.4%)

Aetna, Inc. sr. unsec. unsub. FRN	1.869	12/8/17	30,200,000	30,258,226

Allergan Funding SCS company guaranty sr. unsec.
unsub. FRN (Luxembourg)	2.308	3/12/18	20,100,000	20,195,777

AstraZeneca PLC sr. unsec. unsub. FRN
(United Kingdom)	1.710	11/16/18	10,000,000	10,050,200

Bayer US Finance, LLC 144A company guaranty sr.
unsec. unsub. FRN	1.582	10/6/17	19,595,000	19,597,214

Becton Dickinson and Co. sr. unsec. unsub. notes	2.133	6/6/19	14,750,000	14,813,514

UnitedHealth Group, Inc. sr. unsec. notes	6.000	2/15/18	3,026,000	3,098,346

				98,013,277

Insurance (2.3%)

AIG Global Funding 144A sr. FRN	1.781	7/2/20	19,600,000	19,637,573

CNA Financial Corp. sr. unsec. unsub. notes	6.950	1/15/18	19,000,000	19,441,731

Jackson National Life Global Funding 144A sr. FRN	1.892	10/13/17	27,022,000	27,048,130

Metropolitan Life Global Funding I 144A FRN	1.697	12/19/18	10,000,000	10,041,500

Metropolitan Life Global Funding I 144A FRN	1.582	9/14/18	25,000,000	25,079,100

New York Life Global Funding 144A FRN	1.703	10/24/19	15,000,000	15,086,085

New York Life Global Funding 144A FRN	1.702	4/6/18	10,600,000	10,625,260

New York Life Global Funding 144A FRN	1.526	12/15/17	10,000,000	10,007,730

Principal Life Global Funding II 144A FRN	1.472	2/22/19	10,000,000	9,996,930

Principal Life Global Funding II 144A sr. FRN	1.702	12/1/17	10,000,000	10,016,040

				156,980,079

Investment banking/Brokerage (1.5%)

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN	2.036	12/13/19	12,300,000	12,397,847

Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
FRN Ser. MTN	2.282	11/15/18	15,211,000	15,367,749

Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
FRN Ser. MTN	2.046	12/15/17	11,719,000	11,748,497

Short Duration Income Fund 29

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (48.8%)* cont.	rate (%)	date	amount	Value

Investment banking/Brokerage cont.

Morgan Stanley sr. unsec. unsub. FRN	2.230	6/16/20	$6,742,000	$6,820,302

Morgan Stanley sr. unsec. unsub. FRN	2.163	1/24/19	29,320,000	29,553,563

Morgan Stanley sr. unsec. unsub. FRN	2.041	1/5/18	1,718,000	1,722,012

Morgan Stanley sr. unsec. unsub. FRN Ser. 3NC2	1.982	2/14/20	24,600,000	24,702,828

				102,312,798

Real estate (0.5%)

Boston Properties LP sr. unsec. unsub. notes R	3.700	11/15/18	28,600,000	29,195,223

Realty Income Corp. sr. unsec. notes R	5.375	9/15/17	3,335,000	3,349,501

Realty Income Corp. sr. unsec. notes R	2.000	1/31/18	3,750,000	3,753,233

				36,297,957

Technology (1.0%)

Alibaba Group Holding, Ltd. sr. unsec. FRN (China)	1.720	11/28/17	16,000,000	15,983,744

Apple, Inc. sr. unsec. FRN	1.379	2/7/20	25,000,000	25,074,900

Cisco Systems, Inc. sr. unsec. FRN	1.556	6/15/18	10,000,000	10,021,830

Cisco Systems, Inc. sr. unsec. unsub. FRN	1.772	2/21/18	5,000,000	5,015,685

Qualcomm, Inc. sr. unsec. unsub. FRN	1.442	5/18/18	10,000,000	10,017,110

				66,113,269

Transportation (—%)

Continental Airlines, Inc. Pass-Through Trust
pass-through certificates Ser. 97-4, Class A	6.900	1/2/18	397,891	401,870

				401,870

Utilities and power (1.4%)

Dominion Energy, Inc. 144A sr. unsec. FRN	1.771	6/1/19	30,150,000	30,243,465

DTE Energy Co. sr. unsec. notes	1.500	10/1/19	7,000,000	6,903,757

Edison International sr. unsec. notes	2.125	4/15/20	10,000,000	10,033,920

NextEra Energy Capital Holdings, Inc. company
guaranty sr. unsec. notes	1.649	9/1/18	7,000,000	6,996,290

Sempra Energy sr. unsec. unsub. notes	1.625	10/7/19	10,000,000	9,951,830

Southern Co. (The) 144A sr. unsec. unsub. FRN	1.980	9/30/20	29,600,000	29,695,253

				93,824,515

Total corporate bonds and notes (cost $3,314,731,431)				$3,323,329,649

		Maturity	Principal
COMMERCIAL PAPER (41.5%)*	Yield (%)	date	amount	Value

Aegon NV 144A (Netherlands)	1.454	9/19/17	$33,000,000	$32,932,489

Agrium, Inc. (Canada)	1.544	9/27/17	5,200,000	5,187,609

Agrium, Inc. (Canada)	1.574	9/25/17	3,000,000	2,993,107

Agrium, Inc. (Canada)	1.512	8/28/17	24,400,000	24,372,349

Agrium, Inc. (Canada)	1.534	8/14/17	18,175,000	18,164,850

Air Liquide USA, LLC	1.444	9/18/17	19,750,000	19,719,543

Albermarle Corp.	1.702	8/23/17	12,400,000	12,386,366

Albermarle Corp. 144A	1.651	8/1/17	20,200,000	20,199,050

Amcor, Ltd./Australia (Australia)	1.443	9/28/17	13,500,000	13,467,277

Amcor, Ltd./Australia (Australia)	1.444	9/18/17	29,600,000	29,540,654

Amcor, Ltd./Australia (Australia)	1.443	9/15/17	9,650,000	9,631,862

Ameren Corp.	1.422	8/7/17	10,000,000	9,997,258

Ameren Corp.	1.452	8/1/17	19,500,000	19,499,248

American Electric Power Co., Inc.	1.422	8/25/17	19,350,000	19,330,475

American Electric Power Co., Inc.	1.462	8/22/17	8,750,000	8,742,252

30 Short Duration Income Fund

		Maturity	Principal
COMMERCIAL PAPER (41.5%)* cont.	Yield (%)	date	amount	Value

American Electric Power Co., Inc.	1.443	8/21/17	$25,000,000	$24,978,883

Amgen, Inc.	1.321	8/9/17	19,500,000	19,493,165

Amgen, Inc. 144A	1.301	8/10/17	19,000,000	18,992,590

Amphenol Corp.	1.454	9/12/17	8,750,000	8,734,647

Assa Abloy Financial Services AB (Sweden)	1.505	9/28/17	33,250,000	33,170,004

Autonation, Inc.	1.600	8/1/17	48,600,000	48,597,714

Bank of Nova Scotia (The) 144A (Canada)	1.260	2/2/18	10,000,000	10,017,520

Bell Canada, Inc. (Canada)	1.454	9/12/17	5,500,000	5,490,547

Bell Canada, Inc. (Canada)	1.402	8/30/17	25,000,000	24,970,208

Bell Canada, Inc. (Canada)	1.402	8/22/17	19,500,000	19,483,090

Berkshire Hathaway Energy Co.	1.363	8/14/17	19,750,000	19,739,255

Berkshire Hathaway Energy Co.	1.323	8/9/17	2,700,000	2,699,060

BPCE SA (France)	1.355	10/31/17	23,300,000	23,217,173

BPCE SA (France)	1.205	8/31/17	39,250,000	39,209,341

Cabot Corp.	1.401	8/11/17	24,300,000	24,289,420

Campbell Soup Co.	1.302	9/5/17	28,000,000	27,959,848

Canadian Natural Resources, Ltd. (Canada)	1.672	8/24/17	7,600,000	7,591,782

Canadian Natural Resources, Ltd. (Canada)	1.673	8/21/17	23,400,000	23,377,915

Canadian Natural Resources, Ltd. 144A (Canada)	1.683	8/22/17	19,700,000	19,680,509

CBS Corp. 144A	1.392	8/28/17	19,000,000	18,978,469

CenterPoint Energy Resources Corp.	1.422	8/23/17	20,000,000	19,981,460

CenterPoint Energy Resources Corp.	1.412	8/18/17	24,100,000	24,082,600

CenterPoint Energy Resources Corp.	1.402	8/4/17	9,450,000	9,448,531

Commerzbank U.S. Finance, Inc.	1.304	8/15/17	24,000,000	23,988,190

Commonwealth Bank of Australia 144A (Australia)	1.187	2/15/18	10,000,000	10,017,460

CRH America Finance, Inc.	1.494	9/27/17	19,500,000	19,453,535

CRH America Finance, Inc.	1.432	8/28/17	5,000,000	4,994,334

CRH America Finance, Inc. 144A	1.503	8/25/17	2,750,000	2,747,225

CRH America Finance, Inc. 144A	1.442	8/9/17	15,145,000	15,139,631

Danske Corp. 144A Ser. A (Denmark)	1.204	8/24/17	7,000,000	6,993,364

Deutsche Telekom AG 144A (Germany)	1.403	8/30/17	28,500,000	28,463,663

DnB Bank ASA (Norway)	1.155	9/20/17	6,900,000	6,888,192

DnB Bank ASA 144A (Norway)	1.269	1/19/18	10,000,000	10,019,620

Dollar General Corp.	1.551	8/7/17	25,000,000	24,992,465

Dollar General Corp.	1.451	8/4/17	15,500,000	15,497,337

Dollar General Corp.	1.401	8/3/17	14,300,000	14,298,159

Dominion Energy, Inc	1.422	9/7/17	19,200,000	19,170,309

Duke Energy Corp.	1.433	8/9/17	13,500,000	13,495,214

Duke Energy Corp.	1.381	8/3/17	6,600,000	6,599,233

Duke Energy Corp.	1.409	8/1/17	32,150,000	32,148,760

E. I. du Pont de Nemours & Co.	1.504	10/3/17	2,900,000	2,892,396

E. I. du Pont de Nemours & Co.	1.392	8/14/17	14,500,000	14,492,111

E. I. du Pont de Nemours & Co.	1.381	8/10/17	6,400,000	6,397,522

E. I. du Pont de Nemours & Co.	1.431	8/8/17	2,300,000	2,299,289

Eastman Chemical Co.	1.392	8/22/17	9,000,000	8,992,031

Electricite De France SA (France)	1.541	9/19/17	24,500,000	24,449,877

Electricite De France SA (France)	1.524	8/23/17	25,500,000	25,476,361

Enbridge US, Inc.	1.452	8/3/17	25,000,000	24,997,095

Enbridge US, Inc. 144A	1.472	8/14/17	17,500,000	17,490,227

Short Duration Income Fund 31

		Maturity	Principal
COMMERCIAL PAPER (41.5%)* cont.	Yield (%)	date	amount	Value

Energy Transfer Partners LP	1.750	8/1/17	$51,000,000	$50,997,601

Eni Finance USA, Inc.	1.432	8/30/17	23,000,000	22,973,167

Eni Finance USA, Inc.	1.432	8/25/17	24,300,000	24,276,493

Entergy Corp.	1.462	9/1/17	21,000,000	20,969,555

Entergy Corp.	1.421	8/23/17	7,104,000	7,096,643

Entergy Corp.	1.421	8/22/17	19,500,000	19,480,707

Enterprise Products Operating, LLC	1.402	8/16/17	13,600,000	13,591,291

Enterprise Products Operating, LLC	1.402	8/11/17	14,650,000	14,643,621

Enterprise Products Operating, LLC 144A	1.412	8/18/17	24,400,000	24,382,383

Equifax, Inc.	1.433	8/29/17	18,635,000	18,613,098

ERAC USA Finance, LLC	1.442	8/29/17	25,000,000	24,970,617

ERAC USA Finance, LLC	1.432	8/23/17	29,500,000	29,472,653

ERP Operating LP	1.370	8/4/17	29,000,000	28,995,492

Exelon Generation Co., LLC	1.421	8/11/17	24,300,000	24,289,420

Experian Finance PLC (United Kingdom)	1.402	8/31/17	9,500,000	9,488,294

Experian Finance PLC (United Kingdom)	1.372	8/24/17	21,500,000	21,479,618

Experian Finance PLC (United Kingdom)	1.372	8/11/17	19,500,000	19,491,628

FMC Technologies, Inc.	1.514	9/11/17	3,500,000	3,494,006

FMC Technologies, Inc.	1.502	8/4/17	24,250,000	24,246,231

Hawaiian Electric Co., Inc.	1.600	8/1/17	33,000,000	32,998,541

HSBC USA, Inc. 144A	1.156	10/6/17	19,750,000	19,755,728

Humana, Inc.	1.472	8/14/17	43,000,000	42,973,095

Hyundai Capital America (South Korea)	1.422	8/25/17	26,058,000	26,031,707

Interpublic Group of Cos., Inc. (The)	1.401	8/2/17	9,000,000	8,999,308

Interpublic Group of Cos., Inc. (The) 144A	1.449	8/24/17	31,965,000	31,934,612

Intesa Funding, LLC (Spain)	1.504	8/8/17	43,000,000	42,984,701

Kansas City Southern	1.702	8/7/17	29,250,000	29,240,330

Kansas City Southern	1.550	8/4/17	17,250,000	17,246,749

KCP&L Greater Missouri Operations Co.	1.370	8/4/17	13,125,000	13,122,960

Kinder Morgan, Inc./DE	1.700	8/1/17	8,600,000	8,599,596

Kraft Heinz Foods Co.	1.512	8/30/17	9,700,000	9,686,016

Kraft Heinz Foods Co.	1.512	8/29/17	19,400,000	19,372,979

Kraft Heinz Foods Co.	1.532	8/16/17	19,500,000	19,485,171

Macquarie Bank, Ltd. (Australia)	1.154	8/21/17	4,000,000	3,997,142

Magna International, Inc. 144A (Canada)	1.391	8/3/17	4,000,000	3,999,535

Marriott International, Inc./MD	1.493	8/29/17	11,600,000	11,586,366

Marriott International, Inc./MD 144A	1.482	8/23/17	19,500,000	19,481,923

Marriott International, Inc./MD 144A	1.432	8/16/17	20,000,000	19,987,192

Mattel, Inc.	1.582	8/31/17	19,500,000	19,474,325

McCormick & Co., Inc./MD	1.342	8/31/17	5,200,000	5,193,593

McDonald’s Corp. 144A	1.372	8/17/17	34,000,000	33,977,393

Medtronic Global Holdings SCA (Luxembourg)	1.302	8/28/17	15,000,000	14,983,352

Medtronic Global Holdings SCA (Luxembourg)	1.301	8/15/17	24,500,000	24,485,606

Mohawk Industries, Inc.	1.392	8/11/17	6,000,000	5,997,387

Molson Coors Brewing Co.	1.552	8/17/17	4,200,000	4,197,138

Molson Coors Brewing Co.	1.612	8/9/17	33,000,000	32,988,302

Monsanto Co.	1.492	8/15/17	19,200,000	19,188,480

Monsanto Co.	1.502	8/8/17	29,000,000	28,990,888

National Grid USA	1.403	9/20/17	33,000,000	32,931,089

Nationwide Building Society (United Kingdom)	1.163	8/1/17	1,700,000	1,699,937

32 Short Duration Income Fund

		Maturity	Principal
COMMERCIAL PAPER (41.5%)* cont.	Yield (%)	date	amount	Value

Nationwide Building Society 144A (United Kingdom)	1.154	8/2/17	$18,000,000	$17,998,655

Newell Brands, Inc. 144A	1.550	8/2/17	26,000,000	25,997,553

NextEra Energy Capital Holdings, Inc.	1.504	9/18/17	33,750,000	33,682,335

NiSource Finance Corp.	1.480	8/10/17	35,400,000	35,386,028

NiSource Finance Corp.	1.451	8/2/17	10,524,000	10,523,187

Nissan Motor Acceptance Corp. 144A	1.183	8/18/17	19,300,000	19,286,065

NRW.Bank (Germany)	1.262	9/15/17	34,000,000	33,947,953

NRW.Bank (Germany)	1.134	8/7/17	20,000,000	19,995,539

Omnicom Capital, Inc.	1.462	8/7/17	25,000,000	24,993,145

Omnicom Capital, Inc. 144A	1.462	8/18/17	6,600,000	6,595,235

ONEOK, Inc.	1.771	8/4/17	14,500,000	14,497,429

ONEOK, Inc.	1.778	8/2/17	29,000,000	28,997,431

Rabobank Nederland NV/New York, NY (Netherlands)	1.208	8/7/17	25,000,000	24,994,190

Rogers Communications, Inc. (Canada)	1.432	8/10/17	38,000,000	37,985,001

Rogers Communications, Inc. (Canada)	1.441	8/1/17	10,750,000	10,749,585

Schlumberger Holdings Corp.	1.485	10/3/17	8,900,000	8,876,994

Schlumberger Holdings Corp.	1.404	8/21/17	19,500,000	19,483,870

Sempra Global	1.453	9/6/17	9,200,000	9,186,148

Sempra Global	1.425	8/3/17	25,000,000	24,997,095

Societe Generale SA (France)	1.350	10/31/17	27,800,000	27,704,658

Southern Company Gas Capital Corp.	1.452	8/17/17	27,250,000	27,231,431

Suncor Energy, Inc. (Canada)	1.474	9/13/17	9,500,000	9,482,943

Suncor Energy, Inc. (Canada)	1.422	8/2/17	13,500,000	13,498,957

Suncor Energy, Inc. 144A (Canada)	1.494	9/26/17	15,000,000	14,964,897

TransCanada American Investments, Ltd.	1.452	9/5/17	4,000,000	3,994,144

UDR, Inc. 144A	1.442	8/30/17	24,500,000	24,470,192

UDR, Inc. 144A	1.442	8/28/17	29,000,000	28,967,137

UnitedHealth Group, Inc.	1.301	8/29/17	19,000,000	18,978,128

Viacom, Inc. 144A	1.783	8/14/17	19,400,000	19,389,166

Westar Energy, Inc.	1.411	8/9/17	9,040,000	9,036,795

Westpac Banking Corp. 144A (Australia)	1.321	11/2/17	5,000,000	5,006,365

Westpac Banking Corp. 144A FRN (Australia)	1.426	9/22/17	9,000,000	9,006,489

Whirlpool Corp.	1.353	8/7/17	32,760,000	32,751,017

WPP CP Finance PLC (United Kingdom)	1.431	8/11/17	28,250,000	28,237,699

WPP CP Finance PLC (United Kingdom)	1.467	8/4/17	19,250,000	19,247,008

Xcel Energy, Inc.	1.620	10/24/17	13,380,000	13,332,455

Total commercial paper (cost $2,824,815,257)				$2,824,758,298

		Maturity	Principal
CERTIFICATES OF DEPOSIT (5.0%)*	Yield (%)	date	amount	Value

Bank of America, NA FRN	1.151	8/2/17	$7,000,000	$7,000,000

Bank of Montreal/Chicago, IL (Canada)	1.150	8/14/17	25,000,000	24,998,884

Bank of Nova Scotia/Houston	1.761	11/1/18	5,000,000	4,998,765

Bank of Nova Scotia/Houston FRN	1.673	9/7/17	5,000,000	5,002,510

Bank of Nova Scotia/Houston FRN	1.380	11/9/18	9,500,000	9,497,616

Bank of Tokyo-Mitsubishi UFJ, Ltd./New York,
NY FRN (Japan)	1.822	2/22/19	10,000,000	10,034,650

Bank of Tokyo-Mitsubishi UFJ, Ltd./New York,
NY FRN (Japan)	1.809	8/17/17	5,000,000	5,001,490

Short Duration Income Fund 33

		Maturity	Principal
CERTIFICATES OF DEPOSIT (5.0%)* cont.	Yield (%)	date	amount	Value

Canadian Imperial Bank of Commerce/New
York, NY FRN	1.722	2/2/18	$24,500,000	$24,547,481

Canadian Imperial Bank of Commerce/New
York, NY FRN	1.680	8/16/17	7,500,000	7,501,680

Canadian Imperial Bank of Commerce/New
York, NY FRN	1.548	3/20/18	10,000,000	10,011,500

Canadian Imperial Bank of Commerce/New
York, NY FRN	1.540	5/29/19	16,300,000	16,294,132

Credit Suisse AG/New York, NY FRN	2.028	9/12/17	5,000,000	5,004,860

Credit Suisse AG/New York, NY FRN	1.980	8/24/17	5,000,000	5,002,645

Deutsche Bank AG/New York, NY (Germany)	1.500	10/19/17	24,400,000	24,402,501

National Bank of Canada/New York, NY FRN	1.750	5/8/19	19,500,000	19,470,516

Nordea Bank AB/New York, NY FRN	1.560	3/7/19	10,000,000	9,996,830

Nordea Bank AB/New York, NY FRN	1.552	2/21/19	6,000,000	5,998,158

Nordea Bank Finland PLC/New York FRN	1.723	9/6/17	13,000,000	13,006,903

Royal Bank of Canada/New York, NY FRN (Canada)	1.704	10/13/17	10,000,000	10,009,180

Royal Bank of Canada/New York, NY FRN (Canada)	1.519	12/8/17	5,000,000	5,004,630

Skandinaviska Enskilda Banken AB/New York, NY FRN	1.659	2/21/18	2,000,000	2,003,758

Skandinaviska Enskilda Banken AB/New York, NY FRN	1.430	5/3/19	19,750,000	19,743,167

Skandinaviska Enskilda Banken AB/New York, NY FRN	1.382	2/22/18	10,000,000	10,009,980

Societe Generale/New York, NY (France)	1.200	8/31/17	1,300,000	1,300,402

Sumitomo Mitsui Banking Corp/New York FRN (Japan)	1.678	6/5/19	19,650,000	19,642,847

Svenska Handelsbanken/New York, NY FRN (Sweden)	1.642	8/24/17	10,000,000	10,003,040

Svenska Handelsbanken/New York, NY FRN (Sweden)	1.439	2/12/19	20,000,000	19,993,940

Svenska Handelsbanken/New York, NY FRN (Sweden)	1.516	6/7/19	9,750,000	9,746,441

Svenska Handelsbanken/New York, NY FRN (Sweden)	1.422	8/15/17	18,000,000	18,001,872

Toronto-Dominion Bank/NY (Canada)	1.746	11/20/17	10,000,000	10,013,950

Total certificates of deposit (cost $343,141,623)				$343,244,328

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (2.8%)*	rate (%)	date	amount	Value

Agency collateralized mortgage obligations (1.1%)

Federal Home Loan Mortgage Corporation

Ser. 1619, Class PZ	6.500	11/15/23	$117,617	$127,228

Ser. 3724, Class CM	5.500	6/15/37	196,491	218,810

Ser. 3316, Class CD	5.500	5/15/37	77,610	86,059

Ser. 2503, Class B	5.500	9/15/17	1,129	1,131

Ser. 2561, Class BD	5.000	2/15/18	25,182	25,293

Ser. 2541, Class JC	5.000	12/15/17	8,118	8,142

Ser. 2542, Class ES	5.000	12/15/17	1,453	1,457

Ser. 2519, Class AH	5.000	11/15/17	13,909	13,937

Ser. 2513, Class DB	5.000	10/15/17	1,221	1,223

Structured Agency Credit Risk Debt FRN
Ser. 13-DN1, Class M1	4.632	7/25/23	46,422	47,146

Ser. 3539, Class PM	4.500	5/15/37	24,515	25,673

Ser. 2958, Class QD	4.500	4/15/20	8,210	8,273

Structured Agency Credit Risk Debt FRN
Ser. 16-DNA1, Class M2	4.132	7/25/28	574,000	597,861

Structured Agency Credit Risk Debt FRN
Ser. 15-DNA3, Class M2	4.082	4/25/28	4,181,518	4,350,504

34 Short Duration Income Fund

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (2.8%)* cont.	rate (%)	date	amount	Value

Agency collateralized mortgage obligations cont.

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN
Ser. 15-HQA2, Class M2	4.032	5/25/28	$3,994,404	$4,137,084

Ser. 2854, Class DL	4.000	9/15/19	44,840	45,277

Ser. 2864, Class GB	4.000	9/15/19	37,933	38,464

Ser. 2783, Class AY	4.000	4/15/19	28,476	28,726

Structured Agency Credit Risk Debt FRN
Ser. 15-HQA1, Class M2	3.882	3/25/28	8,007,059	8,236,141

Structured Agency Credit Risk Debt FRN Ser. 14-HQ3,
Class M2, IO	3.882	10/25/24	1,308,531	1,316,120

Structured Agency Credit Risk Debt FRN
Ser. 15-DNA2, Class M2	3.832	12/25/27	16,234,318	16,665,826

Structured Agency Credit Risk Debt FRN
Ser. 15-DN1, Class M2	3.632	1/25/25	2,645,912	2,656,046

Structured Agency Credit Risk Debt FRN
Ser. 14-DN3, Class M2	3.632	8/25/24	336,593	337,009

Ser. 3805, Class AK	3.500	4/15/24	3,149	3,149

Structured Agency Credit Risk Debt FRN
Ser. 16-DNA2, Class M2	3.432	10/25/28	6,745,000	6,878,705

Structured Agency Credit Risk Debt FRN
Ser. 15-HQ1, Class M2	3.432	3/25/25	3,582,717	3,624,837

Structured Agency Credit Risk Debt FRN
Ser. 14-DN1, Class M2	3.432	2/25/24	3,125,010	3,225,540

Structured Agency Credit Risk Debt FRN
Ser. 16-DNA3, Class M2	3.232	12/25/28	186,000	190,491

Structured Agency Credit Risk Debt FRN
Ser. 14-DN2, Class M2	2.882	4/25/24	6,407,980	6,527,379

Structured Agency Credit Risk Debt FRN
Ser. 16-DNA3, Class M1	2.332	12/25/28	3,005,132	3,015,503

Ser. 3611, PO	0.000	7/15/34	60,746	53,271

Federal National Mortgage Association

Ser. 11-15, Class AB	9.750	8/25/19	34,878	35,920

Ser. 10-110, Class AE	9.750	11/25/18	28,449	29,383

Ser. 05-48, Class AR	5.500	2/25/35	56,111	58,089

Ser. 08-8, Class PA	5.000	2/25/38	75,126	77,874

Ser. 09-15, Class MC	5.000	3/25/24	11,941	12,162

Ser. 02-73, Class OE	5.000	11/25/17	3,236	3,240

Ser. 09-100, Class PA	4.500	4/25/39	5,055	5,094

Ser. 11-60, Class PA	4.000	10/25/39	20,771	21,445

Ser. 11-36, Class PA	4.000	2/25/39	110,639	111,557

Ser. 03-43, Class YA	4.000	3/25/33	219,073	221,528

Ser. 04-27, Class HB	4.000	5/25/19	15,944	16,141

Ser. 03-128, Class NG	4.000	1/25/19	26,323	26,552

Ser. 11-20, Class PC	3.500	3/25/39	45,699	46,484

Ser. 10-155, Class A	3.500	9/25/25	16,286	16,545

Connecticut Avenue Securities FRB
Ser. 16-C03, Class 2M1	3.432	10/25/28	354,573	359,466

Connecticut Avenue Securities FRB
Ser. 16-C02, Class 1M1	3.382	9/25/28	542,023	549,493

Short Duration Income Fund 35

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (2.8%)* cont.	rate (%)	date	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

Connecticut Avenue Securities FRB
Ser. 16-C01, Class 2M1	3.332	8/25/28	$415,720	$420,232

Connecticut Avenue Securities FRB
Ser. 16-C03, Class 1M1	3.232	10/25/28	206,847	211,013

Connecticut Avenue Securities FRB
Ser. 13-C01, Class M1	3.232	10/25/23	61,800	62,458

Connecticut Avenue Securities FRB
Ser. 16-C01, Class 1M1	3.182	8/25/28	441,626	446,997

Ser. 11-42, Class BJ	3.000	8/25/25	172,252	173,051

Ser. 10-43, Class KG	3.000	1/25/21	39,371	39,725

Connecticut Avenue Securities FRB
Ser. 15-C04, Class 2M1	2.932	4/25/28	39,312	39,375

Connecticut Avenue Securities FRB
Ser. 14-C01, Class M1	2.832	1/25/24	370,998	374,796

Ser. 11-23, Class AB	2.750	6/25/20	20,860	20,925

Connecticut Avenue Securities FRB
Ser. 16-C05, Class 2M1	2.582	1/25/29	6,749,901	6,805,177

Ser. 10-81, Class AP	2.500	7/25/40	89,720	89,850

Connecticut Avenue Securities FRB
Ser. 14-C02, Class 2M1	2.182	5/25/24	9,175	9,188

FRB Ser. 10-90, Class GF	1.732	8/25/40	1,604,439	1,595,775

FRB Ser. 06-74, Class FL	1.582	8/25/36	328,974	327,978

FRB Ser. 05-63, Class FC	1.482	10/25/31	853,267	850,540

Ser. 92-96, Class B, PO	0.000	5/25/22	5,333	5,232

Government National Mortgage Association

Ser. 10-39, Class PH	4.500	11/20/38	56,633	57,487

Ser. 09-32, Class AB	4.000	5/16/39	21,757	23,088

				75,636,165

Commercial mortgage-backed securities (—%)

JPMorgan Chase Commercial Mortgage Securities
Trust Ser. 04-LN2, Class A2	5.115	7/15/41	62,874	63,062

				63,062

Residential mortgage-backed securities (non-agency) (1.7%)

Accredited Mortgage Loan Trust FRB Ser. 06-2, Class A3	1.382	9/25/36	588,474	582,590

BCAP, LLC Trust 144A FRB Ser. 15-RR6, Class 3A1	1.672	5/26/46	1,651,895	1,635,706

Bear Stearns Asset Backed Securities I Trust

FRB Ser. 05-FR1, Class M1	1.982	6/25/35	2,169,599	2,172,020

FRB Ser. 05-TC1, Class M1	1.892	5/25/35	1,847,104	1,828,633

FRB Ser. 06-HE1, Class 1M1	1.642	12/25/35	1,351,718	1,349,270

Bear Stearns Asset Backed Securities Trust

FRB Ser. 05-SD3, Class 1A	1.722	7/25/35	3,133,899	3,118,119

FRB Ser. 05-SD2, Class 1A3	1.632	3/25/35	644,009	642,439

Citigroup Mortgage Loan Trust, Inc.

FRB Ser. 06-WFH3, Class M1	1.522	10/25/36	22,568,000	22,218,783

FRB Ser. 06-WFH3, Class A4	1.472	10/25/36	744,533	733,365

Countrywide Asset-Backed Certificates Trust

FRB Ser. 05-16, Class 3AV	1.462	5/25/36	11,507,473	11,392,398

FRB Ser. 06-2, Class 1A1	1.432	6/25/36	7,132,158	7,115,133

CSMC Trust 144A FRB Ser. 14-5R, Class 6A1	1.366	10/27/36	4,036,822	4,038,867

36 Short Duration Income Fund

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (2.8%)* cont.	rate (%)	date	amount	Value

Residential mortgage-backed securities (non-agency) cont.

First Franklin Mortgage Loan Trust FRB
Ser. 06-FF1, Class 1A	1.452	1/25/36	$2,829,711	$2,822,135

GE-WMC Asset-Backed Pass-Through Certificates FRB
Ser. 05-2, Class A1	1.457	12/25/35	6,395,105	6,345,383

GSAA Home Equity Trust FRB Ser. 05-6, Class A3	1.602	6/25/35	4,451,209	4,428,953

GSAMP Trust FRB Ser. 06-HE7, Class A2D	1.462	10/25/46	1,988,277	1,966,605

GSMSC Resecuritization Trust 144A FRB
Ser. 09-6R, Class 3A1	3.040	2/26/36	2,522,018	2,557,865

JPMorgan Mortgage Acquisition Trust FRB
Ser. 06-CH1, Class A5	1.462	7/25/36	1,743,315	1,736,542

Long Beach Mortgage Loan Trust FRB
Ser. 06-WL3, Class 2A3	1.432	1/25/36	2,055,403	2,081,095

Merrill Lynch Mortgage Investors Trust FRB
Ser. 06-FF1, Class M2	1.522	8/25/36	10,000,000	9,970,698

Opteum Mortgage Acceptance Corp. Asset Backed
Pass-Through Certificates FRB Ser. 05-1, Class M3	2.087	2/25/35	1,410,573	1,412,061

Opteum Mortgage Acceptance Corp. Trust FRB
Ser. 05-4, Class 1A1C	1.642	11/25/35	882,395	880,806

Park Place Securities, Inc. FRB Ser. 05-WHQ2, Class M1	1.862	5/25/35	1,531,084	1,533,276

Residential Asset Mortgage Products Trust FRB
Ser. 05-EFC2, Class M3	1.967	7/25/35	849,454	849,558

Residential Asset Mortgage Products, Inc. Trust FRB
Ser. 06-RZ4, Class A2	1.412	10/25/36	4,060,295	4,055,754

Residential Asset Securities Corp., Trust FRB
Ser. 05-KS11, Class M1	1.632	12/25/35	2,584,358	2,570,558

Structured Asset Investment Loan Trust FRB
Ser. 04-7, Class A7	2.072	8/25/34	5,398,050	5,398,597

Structured Asset Securities Corp Mortgage Loan Trust

FRB Ser. 06-WF1, Class M1	1.552	2/25/36	3,501,886	3,489,490

FRB Ser. 06-OPT1, Class A5	1.492	4/25/36	3,321,834	3,276,158

FRB Ser. 06-NC1, Class A4	1.382	5/25/36	1,150,821	1,142,212

				113,345,069

Total mortgage-backed securities (cost $188,361,592)				$189,044,296

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (2.0%)*	Yield (%)	date	amount	Value

Alpine Securitization, Ltd. (Cayman Islands)	1.283	9/22/17	$1,750,000	$1,746,741

Atlantic Asset Securitization, LLC	1.304	9/21/17	5,000,000	4,990,792

CAFCO, LLC	1.187	8/8/17	25,000,000	24,993,606

Gotham Funding Corp. (Japan)	1.324	9/27/17	19,750,000	19,709,621

LMA-Americas, LLC (France)	1.252	9/5/17	9,200,000	9,188,463

LMA-Americas, LLC (France)	1.184	8/17/17	14,000,000	13,991,968

LMA-Americas, LLC (France)	1.173	8/7/17	5,800,000	5,798,647

MetLife Short Term Funding, LLC 144A	1.153	8/22/17	14,750,000	14,739,193

Sheffield Receivables Co. LLC (United Kingdom)	1.304	9/29/17	24,000,000	23,947,999

Thunder Bay Funding, LLC	1.254	9/15/17	19,600,000	19,568,411

Total asset-backed commercial paper (cost $138,679,224)				$138,675,441

Short Duration Income Fund 37

	Interest	Maturity	Principal
ASSET-BACKED SECURITIES (0.6%)*	rate (%)	date	amount	Value

Mortgage Repurchase Agreement Financing Trust 144A

FRB Ser. 16-2, Class A	2.524	3/10/19	$3,155,000	$3,155,000

FRB Ser. 16-4, Class A1	2.424	5/10/19	3,898,000	3,898,000

FRB Ser. 16-5, Class A	2.394	6/10/19	25,000,000	25,000,000

Station Place Securitization Trust 144A FRB
Ser. 17-1, Class A	2.132	2/25/49	7,817,000	7,817,000

Total asset-backed securities (cost $39,871,102)				$39,870,000

U.S. GOVERNMENT AND AGENCY	Interest	Maturity	Principal
MORTGAGE OBLIGATIONS (—%)*	rate (%)	date	amount	Value

U.S. Government Guaranteed Mortgage Obligations (—%)

Government National Mortgage Association
Pass-Through Certificates	4.500	10/15/19	$29,556	$30,125

Government National Mortgage Association
Pass-Through Certificates	4.500	5/15/18	14,434	14,564

				44,689

U.S. Government Agency Mortgage Obligations (—%)

Federal Home Loan Mortgage Corporation	4.500	10/1/18	5,055	5,101

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.500	3/1/19	22,141	22,777

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	2/1/19	259	259

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	9/1/17	4,405	4,410

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.500	11/1/18	9,371	9,468

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.500	4/1/18	9,117	9,177

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	5/1/21	33,897	34,904

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	11/1/19	31,690	32,393

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	5/1/18	5,071	5,118

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	3/1/18	6,484	6,641

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	5.000	2/1/18	5,618	5,755

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	4.500	8/1/18	13,025	13,185

Federal National Mortgage Association
Pass-Through Certificates	6.500	12/1/19	3,568	3,651

Federal National Mortgage Association
Pass-Through Certificates	6.500	8/1/17	2	2

Federal National Mortgage Association
Pass-Through Certificates	6.000	5/1/23	20,572	21,785

Federal National Mortgage Association
Pass-Through Certificates	6.000	9/1/19	729	735

Federal National Mortgage Association
Pass-Through Certificates	6.000	9/1/18	9,063	9,219

Federal National Mortgage Association
Pass-Through Certificates	6.000	12/1/17	1,151	1,153

38 Short Duration Income Fund

U.S. GOVERNMENT AND AGENCY	Interest	Maturity	Principal
MORTGAGE OBLIGATIONS (—%)* cont.	rate (%)	date	amount	Value

U.S. Government Agency Mortgage Obligations cont.

Federal National Mortgage Association
Pass-Through Certificates	5.500	11/1/23	$28,631	$29,578

Federal National Mortgage Association
Pass-Through Certificates	5.500	6/1/20	35,221	36,075

Federal National Mortgage Association
Pass-Through Certificates	5.500	11/1/18	11,003	11,095

Federal National Mortgage Association
Pass-Through Certificates	5.500	4/1/18	11,011	11,086

Federal National Mortgage Association
Pass-Through Certificates	5.000	11/1/19	34,144	34,984

				308,551

Total U.S. government and agency mortgage obligations (cost $369,530)				$353,240

TOTAL INVESTMENTS

Total investments (cost $6,849,969,759)				$6,859,275,252

Key to holding’s abbreviations

BKNT	Bank Note
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2016 through July 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $6,809,427,795.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Short Duration Income Fund 39

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	64.4%	Japan	2.0%

Canada	7.4	Germany	1.6

United Kingdom	5.5	Denmark	1.0

Australia	4.9	Luxembourg	0.9

Netherlands	4.6	Spain	0.6

France	3.7	Other	1.0

Sweden	2.4	Total	100.0%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$138,675,441	$—

Asset-backed securities	—	39,870,000	—

Certificates of deposit	—	343,244,328	—

Commercial paper	—	2,824,758,298	—

Corporate bonds and notes	—	3,323,329,649	—

Mortgage-backed securities	—	189,044,296	—

U.S. government and agency mortgage obligations	—	353,240	—

Totals by level	$—	$6,859,275,252	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

40 Short Duration Income Fund

Statement of assets and liabilities 7/31/17

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $6,849,969,759)	$6,859,275,252

Cash	2,511,305

Interest and other receivables	12,363,960

Receivable for shares of the fund sold	22,503,398

Prepaid assets	546,562

Total assets	6,897,200,477

LIABILITIES

Payable for investments purchased	50,385,122

Payable for shares of the fund repurchased	34,297,975

Payable for compensation of Manager (Note 2)	423,994

Payable for custodian fees (Note 2)	32,609

Payable for investor servicing fees (Note 2)	917,123

Payable for Trustee compensation and expenses (Note 2)	172,137

Payable for administrative services (Note 2)	25,044

Payable for distribution fees (Note 2)	336,173

Distributions payable to shareholders	483,599

Other accrued expenses	698,906

Total liabilities	87,772,682

Net assets	$6,809,427,795

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,798,513,490

Undistributed net investment income (Note 1)	66,204

Accumulated net realized gain on investments (Note 1)	1,542,608

Net unrealized appreciation of investments	9,305,493

Total — Representing net assets applicable to capital shares outstanding	$6,809,427,795

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($3,843,494,024 divided by 382,208,067 shares)	$10.06

Net asset value and offering price per class B share ($1,750,687 divided by 174,307 shares)*	$10.04

Net asset value and offering price per class C share ($24,161,805 divided by 2,405,638 shares)*	$10.04

Net asset value, offering price and redemption price per class M share
($6,912,030 divided by 687,883 shares)	$10.05

Net asset value, offering price and redemption price per class R share
($4,178,498 divided by 415,972 shares)	$10.05

Net asset value, offering price and redemption price per class R6 share
($3,150,723 divided by 312,894 shares)	$10.07

Net asset value, offering price and redemption price per class Y share
($2,925,780,028 divided by 290,661,864 shares)	$10.07

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund 41

Statement of operations Year ended 7/31/17

INVESTMENT INCOME

Interest (net of foreign tax of $13,930)	$72,626,779

Total investment income	72,626,779

EXPENSES

Compensation of Manager (Note 2)	18,133,653

Investor servicing fees (Note 2)	3,067,225

Custodian fees (Note 2)	83,907

Trustee compensation and expenses (Note 2)	311,894

Distribution fees (Note 2)	3,225,141

Administrative services (Note 2)	162,411

Other	2,037,745

Fees waived and reimbursed by Manager (Note 2)	(8,094,699)

Total expenses	18,927,277

Expense reduction (Note 2)	(21,673)

Net expenses	18,905,604

Net investment income	53,721,175

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	2,073,294

Net unrealized appreciation of securities in unaffiliated issuers during the year	8,402,262

Net gain on investments	10,475,556

Net increase in net assets resulting from operations	$64,196,731

The accompanying notes are an integral part of these financial statements.

42 Short Duration Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 7/31/17	Year ended 7/31/16

Operations

Net investment income	$53,721,175	$16,937,364

Net realized gain (loss) on investments	2,073,294	(530,687)

Net unrealized appreciation of investments	8,402,262	3,176,056

Net increase in net assets resulting from operations	64,196,731	19,582,733

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(30,316,117)	(9,577,288)

Class B	(11,176)	(4,487)

Class C	(118,824)	(42,319)

Class M	(91,346)	(51,703)

Class R	(20,043)	(3,892)

Class R5	—	(18)

Class R6	(29,758)	(14,317)

Class Y	(23,152,721)	(7,115,185)

From net realized long-term gain on investments
Class A	—	(226,929)

Class B	—	(275)

Class C	—	(2,300)

Class M	—	(1,410)

Class R	—	(193)

Class R5	—	—

Class R6	—	(210)

Class Y	—	(138,434)

Increase from capital share transactions (Note 4)	3,457,216,195	1,243,039,964

Total increase in net assets	3,467,672,941	1,245,443,737

NET ASSETS

Beginning of year	3,341,754,854	2,096,311,117

End of year (including undistributed net investment
income of $66,204 and $85,014, respectively)	$6,809,427,795	$3,341,754,854

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund 43

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class A

July 31, 2017	$10.04	.10	.02	.12	(.10)	—	(.10)	$10.06	1.17	$3,843,494.40		.99	45

July 31, 2016	10.03	.06	.01	.07	(.06)	—[e]	(.06)	10.04	.76	1,926,055.40		.65	51

July 31, 2015	10.06	.04	(.02)	.02	(.04)	(.01)	(.05)	10.03	.20	1,411,923.40		.41	46

July 31, 2014	10.03	.05	.03	.08	(.05)	—[e]	(.05)	10.06	.81	1,603,517.40		.47	45

July 31, 2013	10.02	.05	.02	.07	(.06)	—[e]	(.06)	10.03	.69	1,005,695.40		.53	24

Class B

July 31, 2017	$10.02	.06	.02	.08	(.06)	—	(.06)	$10.04	.76	$1,751.80		.55	45

July 31, 2016	10.02	.02	—[e]	.02	(.02)	—[e]	(.02)	10.02	.26	2,042	.80[f]	.27[f]	51

July 31, 2015	10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	10.02	(.18)	1,091	.79[f]	.02[f]	46

July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	583	.79[f]	.09[f]	45

July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	326.80		.14	24

Class C

July 31, 2017	$10.02	.06	.02	.08	(.06)	—	(.06)	$10.04	.76	$24,162.80		.57	45

July 31, 2016	10.02	.02	—[e]	.02	(.02)	—[e]	(.02)	10.02	.26	17,590	.80[f]	.28[f]	51

July 31, 2015	10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	10.02	(.18)	9,622	.79[f]	.02[f]	46

July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	8,586	.79[f]	.09[f]	45

July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	6,292.80		.13	24

Class M

July 31, 2017	$10.03	.09	.02	.11	(.09)	—	(.09)	$10.05	1.12	$6,912.45		.90	45

July 31, 2016	10.02	.06	.01	.07	(.06)	—[e]	(.06)	10.03	.71	10,323.45		.61	51

July 31, 2015	10.05	.04	(.02)	.02	(.04)	(.01)	(.05)	10.02	.15	6,913.45		.36	46

July 31, 2014	10.02	.04	.03	.07	(.04)	—[e]	(.04)	10.05	.76	777.45		.43	45

July 31, 2013	10.02	.05	—[e]	.05	(.05)	—[e]	(.05)	10.02	.54	1,267.45		.49	24

Class R

July 31, 2017	$10.02	.06	.03	.09	(.06)	—	(.06)	$10.05	.86	$4,178.80		.58	45

July 31, 2016	10.02	.02	—[e]	.02	(.02)	—[e]	(.02)	10.02	.26	2,393	.79[f]	.26[f]	51

July 31, 2015	10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	10.02	(.18)	2,131	.79[f]	.03[f]	46

July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	1,407	.79[f]	.10[f]	45

July 31, 2013	10.01	.01	.02	.03	(.02)	—[e]	(.02)	10.02	.29	1,172.80		.10	24

Class R6

July 31, 2017	$10.05	.11	.02	.13	(.11)	—	(.11)	$10.07	1.27	$3,151.29		1.08	45

July 31, 2016	10.04	.07	.01	.08	(.07)	—[e]	(.07)	10.05	.87	2,270.29		.79	51

July 31, 2015	10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	10.04	.30	1,303.30		.50	46

July 31, 2014	10.04	.06	.03	.09	(.06)	—[e]	(.06)	10.07	.91	831.30		.56	45

July 31, 2013	10.03	.06	.02	.08	(.07)	—[e]	(.07)	10.04	.79	229.30		.61	24

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 Short Duration Income Fund	Short Duration Income Fund 45

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class Y

July 31, 2017	$10.05	.11	.02	.13	(.11)	—	(.11)	$10.07	1.27	$2,925,780.30		1.09	45

July 31, 2016	10.04	.07	.01	.08	(.07)	—[e]	(.07)	10.05	.86	1,381,082.30		.77	51

July 31, 2015	10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	10.04	.30	663,319.30		.51	46

July 31, 2014	10.04	.06	.03	.09	(.06)	—[e]	(.06)	10.07	.91	477,216.30		.56	45

July 31, 2013	10.03	.06	.02	.08	(.07)	—[e]	(.07)	10.04	.79	136,165.30		.61	24

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

Class A	0.15%	0.15%	0.12%	0.12%	0.14%

Class B	0.15	0.15	0.12	0.12	0.14

Class C	0.15	0.15	0.12	0.12	0.14

Class M	0.15	0.15	0.12	0.12	0.14

Class R	0.15	0.15	0.12	0.12	0.14

Class R6	0.15	0.15	0.13	0.14	0.17

Class Y	0.15	0.15	0.12	0.12	0.14

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	7/31/16	7/31/15	7/31/14

Class B	—%‡	0.01%	0.01%

Class C	—‡	0.01	0.01

Class R	0.01	0.01	0.01

‡ Amount represents less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

46 Short Duration Income Fund	Short Duration Income Fund 47

Notes to financial statements 7/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2016 through July 31, 2017.

Putnam Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B (only in exchange for class B shares of another Putnam fund), class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Each class of shares is sold without a front-end sales charge. Class A, class M, class R, class R6 and class Y shares also are generally not subject to a contingent deferred sales charge. Class B shares, which are only available through exchange of class B shares of another Putnam fund, convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares obtained in an exchange for class C shares of another Putnam fund, are subject to a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class R6 and class Y shares are generally subject to the same expenses as class A, class B, class C, class M and Class R shares, but do not bear a distribution fee. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

48 Short Duration Income Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater

Short Duration Income Fund 49

than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,182,054

Unrealized depreciation	(876,561)

Net unrealized appreciation	9,305,493

Undistributed ordinary income	549,802

Undistributed long-term gain	777,143

Undistributed short-term gain	765,464

Cost for federal income tax purposes	$6,849,969,759

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

50 Short Duration Income Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,

0.450%	of the next $5 billion,	0.280%	of the next $50 billion,

0.400%	of the next $10 billion,	0.270%	of the next $100 billion and

0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.346% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.24% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $8,094,699 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Short Duration Income Fund 51

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,797,880	Class R	2,041

Class B	1,199	Class R6	1,376

Class C	12,199	Class Y	1,246,539

Class M	5,991	Total	$3,067,225

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $21,673 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $4,887, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.10%	$3,078,453

Class B	0.75%	0.50%	10,160

Class C	1.00%	0.50%	103,862

Class M	1.00%	0.15%	15,256

Class R	1.00%	0.50%	17,410

Total			$3,225,141

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,112 and $136, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,408 in contingent deferred sales charges from redemptions of class A shares purchased by exchange from another Putnam fund.

52 Short Duration Income Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$2,380,875,113	$1,047,006,167

U.S. government securities (Long-term)	—	—

Total	$2,380,875,113	$1,047,006,167

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	508,876,358	$5,112,097,583	281,944,045	$2,826,074,073

Shares issued in connection with
reinvestment of distributions	2,963,333	29,776,933	955,227	9,575,596

	511,839,691	5,141,874,516	282,899,272	2,835,649,669

Shares repurchased	(321,538,446)	(3,230,582,579)	(231,742,173)	(2,322,637,971)

Net increase	190,301,245	$1,911,291,937	51,157,099	$513,011,698

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	102,246	$1,025,671	182,249	$1,824,185

Shares issued in connection with
reinvestment of distributions	1,062	10,660	446	4,467

	103,308	1,036,331	182,695	1,828,652

Shares repurchased	(132,684)	(1,331,313)	(87,935)	(880,105)

Net increase (decrease)	(29,376)	$(294,982)	94,760	$948,547

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	2,034,362	$20,414,919	2,115,115	$21,167,961

Shares issued in connection with
reinvestment of distributions	11,404	114,453	4,387	43,910

	2,045,766	20,529,372	2,119,502	21,211,871

Shares repurchased	(1,395,057)	(13,999,134)	(1,324,928)	(13,265,159)

Net increase	650,709	$6,530,238	794,574	$7,946,712

Short Duration Income Fund 53

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	1,211,498	$12,162,988	530,882	$5,316,872

Shares issued in connection with
reinvestment of distributions	8,887	89,239	5,287	52,953

	1,220,385	12,252,227	536,169	5,369,825

Shares repurchased	(1,561,909)	(15,683,569)	(196,487)	(1,967,932)

Net increase (decrease)	(341,524)	$(3,431,342)	339,682	$3,401,893

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	454,404	$4,559,651	180,394	$1,805,712

Shares issued in connection with
reinvestment of distributions	1,992	19,994	406	4,063

	456,396	4,579,645	180,800	1,809,775

Shares repurchased	(279,096)	(2,800,722)	(154,827)	(1,551,335)

Net increase	177,300	$1,778,923	25,973	$258,440

			YEAR ENDED 7/31/16*
Class R5			Shares	Amount

Shares sold			—	$—

Shares issued in connection with reinvestment of distributions			1	13

			1	13

Shares repurchased			(1,019)	(10,212)

Net decrease			(1,018)	$(10,199)

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	308,837	$3,107,325	201,137	$2,018,060

Shares issued in connection with
reinvestment of distributions	2,959	29,758	1,447	14,527

	311,796	3,137,083	202,584	2,032,587

Shares repurchased	(224,819)	(2,261,832)	(106,380)	(1,068,014)

Net increase	86,977	$875,251	96,204	$964,573

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	404,471,143	$4,067,440,640	199,540,620	$2,002,018,033

Shares issued in connection with
reinvestment of distributions	1,993,011	20,046,453	646,356	6,486,130

	406,464,154	4,087,487,093	200,186,976	2,008,504,163

Shares repurchased	(253,276,579)	(2,547,020,923)	(128,774,547)	(1,291,985,863)

Net increase	153,187,575	$1,540,466,170	71,412,429	$716,518,300

* Effective November 27, 2015, the fund terminated its class R5 shares.

54 Short Duration Income Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R6	1,037	0.3%	$10,443

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 6: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

Short Duration Income Fund 55

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $854,857 as a capital gain dividend with respect to the taxable year ended July 30, 2017, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

56 Short Duration Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Short Duration Income Fund 57

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2017, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

58 Short Duration Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Director of Accounting & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Director of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Short Duration Income Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 Short Duration Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered Public	Robert T. Burns
Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN736 307452 9/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2017	$84,027	$ —	$4,575	$ —
July 31, 2016	$75,003	$ —	$4,450	$ —

For the fiscal years ended July 31, 2017 and July 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,575 and $4,450 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2017	$ —	$ —	$ —	$ —

July 31, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 29, 2017